SUMMARY OF PRINCIPAL ACCOUNTING POLICIES (Policies)	12 Months Ended
Dec. 31, 2015
SUMMARY OF PRINCIPAL ACCOUNTING POLICIES
Basis of presentation

(a)  Basis of presentation

The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“U.S.GAAP”).

The accompanying consolidated financial statements contemplate the realization of assets and the satisfaction of liabilities in the normal course of business. The realization of assets and the satisfaction of liabilities in the normal course of business are dependent on, among other things, the Company’s ability to operate profitably, to generate cash flows from operations, and to pursue financing arrangements, including the renewal or rollover of its bank borrowings, to support its working capital requirements.

The Company has carried out a review of its cash flow forecast for the twelve months ending December 31, 2016. Based on such forecast, management believes that adequate sources of liquidity exist to fund the Company’s working capital and capital expenditures requirements, and to meet its short term debt obligations and other liabilities and commitments as they become due. In preparing the cash flow forecast, management has considered historical cash requirements of the Company, as well as other key factors, including its ability to renew its short-term bank borrowings during 2016. Historically, the Company has renewed or rolled over substantially all its short-term bank loans upon the maturity date of the loans. From January 1, 2016 to March 31, 2016, the Company renewed a majority of short-term bank borrowings that matured during this period. Management believes the assumptions used in the cash forecast are reasonable.

Principles of consolidation

(b)  Principles of consolidation

The consolidated financial statements include the financial statements of the Company, its consolidated subsidiaries, and variable interest entities (“VIEs”) for which the Company is the primary beneficiary. All significant inter-company transactions and balances have been eliminated upon consolidation. For consolidated subsidiaries where the Company’s ownership in the subsidiary is less than 100%, the equity interest not held by the Company is shown as non-controlling interests. The Company accounts for investments over which it has significant influence but not a controlling financial interest using the equity method of accounting.

Due to certain PRC government regulations, the Company has entered into several contracts with third-party counterparties to construct certain solar energy projects in China on its behalf.  Each solar energy project is owned by a VIE which is 100% owned by the counterparties.  Although the counterparties have legal ownership of the specific purpose entity, the counterparties have no equity at risk since no equity contributions are required to be made by them.  The counterparties have no rights to the net assets nor have the obligations to fund the specific purpose entities.  According to the contract terms, the Company 1) has the rights to claim the ownership of these solar energy projects after the construction and connection of the project assets by demanding the counterparties to transfer their 100% equity interests in these solar energy projects to the Company; 2) has the exclusive rights to select the vendors and the constructors, as well as to monitor the design and construction of the solar energy projects; 3) funds the construction of the solar energy projects by providing loans to the specific purpose entities, which are pledged by 100% of the shares of these specific purpose entities; and 4) has the rights to receive all electricity and other income generated from the operation of the solar energy projects, and the rights to receive dividends of the VIEs once the solar energy projects are connected to the grid.

In accordance with Accounting Standards Codification (“ASC”) 810-10-25-38A, the Company is considered the primary beneficiary of the VIEs because it has (i) the power to direct activities of the VIEs that most significantly impact the economic performance of the VIEs; and (ii) the obligation to absorb the expected losses and the right to receive expected residual return of the VIEs that could potentially be significant to the VIEs.  Accordingly, the financial statements of the VIEs are consolidated in the Company’s consolidated financial statements.  Total numbers of the projects entities being consolidated under the contracts aforementioned were 1 and 31 as of December 31, 2014 and 2015, respectively.

The financial results and cash flows of the VIEs that were included in the accompanying consolidated financial statements for the years ended December 31, 2013, 2014 and 2015 are as follows:

	Year ended December 31,
	2013	2014	2015
	$	$	$
Net sales	—	—	3,289,920
Net income	—	—	120,775
Net cash used in operating activities	—	—	(172,702,153)
Net cash used in investing activities	—	(3,268,478)	(65,055,398)
Net cash provided by financing activities	—	3,431,933	238,751,610

Use of estimates

(c)  Use of estimates

The preparation of the consolidated financial statements in conformity with U.S.GAAP requires the Company to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant accounting estimates reflected in the Company’s consolidated financial statements include the allowance made for doubtful accounts receivable, provision for losses on advances to suppliers, inventory write-downs, the estimated useful lives of long-lived assets, the impairment of long-lived assets and project assets, fair value of foreign currency derivatives, accrued loss on firm purchase commitment, the accrual for uncertain tax positions and valuation allowance of deferred income tax assets, accrued warranty expenses, the grant-date fair value of share-based compensation awards and related forfeiture rates, fair value of financial instruments and loaned shares under the share lending arrangement, and assumptions related to the consolidation of entities in which the Company holds variable interests. Changes in facts and circumstances may result in revised estimates. The current economic environment has increased the degree of uncertainty inherent in those estimates and assumptions.

Cash and cash equivalents

(d)  Cash and cash equivalents

Cash consists of cash on hand and demand deposits at banks, which are unrestricted as to withdrawal or use, and which have maturities of three months or less when purchased. The Company did not hold any cash equivalents as of December 31, 2014 and 2015.

Restricted cash

(e)  Restricted cash

Restricted cash is primarily comprised of bank deposits held as collateral for letters of credit, commercial paper, bank drafts,  and bank borrowings. These deposits carry fixed interest rates and will be released when the bank borrowings are repaid or the related letters of credit, commercial paper, and bank drafts are settled by the Company. The Company considers the restricted cash balances as equivalent to an investment whose return of principal requires the satisfaction of conditions (i.e., repayment of bank borrowings or settlement of letters of credit, commercial paper and bank drafts). Therefore, deposits and withdrawals of principal balances in restricted cash accounts represent the creation or return of investment and, accordingly, the Company has presented such deposits and withdrawals as investing activities in the consolidated statements of cash flows.

Fair value of financial instruments

(f)  Fair value of financial instruments

The Company estimates fair value of financial assets and liabilities as the price that would be received from the sale of an asset or paid to transfer a liability (an exit price) on the measurement date in an orderly transaction between market participants. The fair value measurement guidance establishes a three-level fair value hierarchy that prioritizes the inputs into the valuation techniques used to measure fair value.

· Level 1 — Valuation techniques in which all significant inputs are unadjusted quoted prices from active markets for assets or liabilities that are identical to the assets or liabilities being measured.

· Level 2 — Valuation techniques in which significant inputs include quoted prices from active markets for assets or liabilities that are similar to the assets or liabilities being measured and/or quoted prices for assets or liabilities that are identical or similar to the assets or liabilities being measured from markets that are not active. Also, model-derived valuations in which all significant inputs and significant value drivers are observable in active markets are Level 2 valuation techniques.

· Level 3 — Valuation techniques in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are valuation technique inputs that reflect the Company’s own assumptions about the assumptions that market participants would use to price an asset or liability.

When available, the Company uses quoted market prices to determine the fair value of an asset or liability. If quoted market prices are not available, the Company measures fair value using valuation techniques that use, when possible, current market-based or independently-sourced market parameters, such as interest rates and currency rates.

Investment in equity affiliates

(g)  Investment in equity affiliates

Affiliated companies are entities over which the Company has significant influence, but which it does not control. The Company generally considers an ownership interest of 20% or higher to represent significant influence. Investments in equity affiliates are accounted for by the equity method of accounting. Under this method, the Company’s share of the profits or losses of affiliated companies is recognized in other income and its shares of movements in other comprehensive income are recognized in other comprehensive income. Unrealized gains on transactions between the Company and its affiliated companies are eliminated to the extent of the Company’s interest in the affiliated companies; unrealized losses are also eliminated unless the transaction provides evidence of an impairment of the asset transferred. When the Company’s share of losses in an affiliated company equals or exceeds its interest in the affiliated company, the Company does not recognize further losses, unless the Company is obligated to provide additional funds to the affiliated companies or the Company has other investments in the affiliated companies. An impairment loss is recorded when there has been a loss in value of the investment that is other-than-temporary. As of December 31, 2014 and 2015, the Company has equity investment in affiliates with a carrying amount of $25,568,061 and $27,781,818, respectively. No impairments were recorded for the years ended December 31, 2013, 2014 and 2015.

Receivables and Allowance for Doubtful Accounts

(h)  Receivables and Allowance for Doubtful Accounts

The Company maintains allowances for doubtful accounts for uncollectible accounts receivable. Estimated anticipated losses from doubtful accounts are based on aging, historical collection history, the financial health of customers and other factors. The Company does not have any off-balance-sheet credit exposure related to its customers.

Inventories

(i)  Inventories

The Company reports inventories at the lower of cost or market. The Company determines cost on a weighted-average basis. These costs include direct material, direct labor, tolling manufacturing costs, and fixed and variable indirect manufacturing costs, including depreciation and amortization.

The Company regularly reviews the cost of inventory and records a lower of cost or market write-down if any inventories have a cost in excess of market value. In addition, the Company regularly evaluates the quantity and value of its inventory in light of current market conditions and market trends and record write-down for any quantities in excess of demand and for any product obsolescence. This evaluation considers historic usage, expected demand, market price, new product development schedules, the effect new products might have on the sale of existing products, product obsolescence, customer concentrations, product merchantability and other factors. If, based on assumptions about expected demand and market conditions, the Company determines that the cost of inventories exceeds its estimated market value or inventory is excess or obsolete, it records a write-down equal to the difference between the cost of inventories and the estimated market value. The Company also writes off silicon materials that may not meet its required specifications for inclusion in its manufacturing process. These materials are periodically sold for scrap or nominal amount.

Project assets

(j)  Project assets

The Company constructs solar energy project systems (“project assets”) that are (i) developed for sale (“build-to-sell project assets”) or (ii) developed for the Company’s own use (“build-to-own project assets”). Project assets are classified as either build-to-sell project assets or as build-to-own project assets once the project assets have been constructed and ready for use. Classification of the project assets affects the accounting and presentation in the consolidated financial statements, including the consolidated statement of operations and consolidated statement of cash flows. Transactions related to the construction and sale of build-to-sell project assets are presented as operating activities in the consolidated statements of cash flows and reported as sales and costs of goods sold in the consolidated statement of operations when the project assets are sold. Incidental electricity income generated from the build-to-sell project assets prior to the sale of the projects is recorded in other operating income in the consolidated statement of operations.  Build-to-own project assets relate to solar energy project systems that the Company uses in its operations to generate income or a return from the use of the assets. Income generated from build-to-own project assets are reported as part of net sales in the consolidated statement of operations.  The costs to construct build-to-own project assets are presented as investing activities in the consolidated statement of cash flows. The proceeds received for the sale of build-to-own project assets are presented as cash flows from investing activities within the consolidated statement of cash flows.  A net gain or loss upon the disposal of build-to-own project assets is reported in other operating income or expense in the consolidated statement of operations.

Project assets costs consist primarily of capitalizable costs for items such as permits and licenses, land use rights, and work-in-process. Work-in-process includes materials and modules, construction, installation and labor and other capitalizable costs incurred to construct the solar energy project systems.

Upon completion of the construction of build-to-sell project assets, the Company initiates a plan to actively market the asset for immediate sale in its present condition to potential buyers at a price that is reasonable in relation to its current fair value and it is probable that the sale of the asset will be sold within one year.  No depreciation expense is recognized while the project assets are under construction or classified as held for sale.  Build-to-sell project assets are measured at the lower of its carrying amount or fair value less costs to sell.  At each reporting date, the appropriateness of the classification of build-to-sell project assets is reassessed. If facts and circumstances change such that it is no longer probable that the project asset will be sold within one year, the project asset will be reclassified to property, plant and equipment.

Build-to-sell project assets consisted of the following at December 31, 2014 and 2015:

	December 31,	December 31,
	2014	2015
	$	$
Project assets — Module cost	24,355,693	238,020,983
Project assets —Project construction and others (Note 1 )	35,749,058	293,323,175

Total build-to-sell project assets	60,104,751	531,344,158

Note 1.  Project construction and other costs primarily represent the construction, permits and licenses,  land use rights, and other capitalizable costs incurred to construct the solar energy project systems.

For build-to-sell project assets, the Company considers a project commercially viable if it is anticipated to be sold for a profit once it is either fully developed or fully constructed. The Company also considers a partially developed or partially constructed project commercially viable if the anticipated selling price is higher than the carrying value of the related project assets plus the estimated cost to completion. The Company considers a number of factors, including changes in environmental, ecological, permitting, market pricing or regulatory conditions that affect the project. Such changes may cause the cost of the project to increase or the selling price of the project to decrease.  The Company records an impairment loss of the project asset to the extent the carrying value exceed its estimated recoverable amount.  The recoverable amount is estimated based on the anticipated sales proceeds plus any refundable project investment deposits reduced by estimated cost to complete such sales. In 2013, 2014 and 2015, the Company provided impairment loss of $10,660,148, $3,379,824 and nil for certain build-to-sell project assets.

Property, plant and equipment, net

(k)  Property, plant and equipment, net

The Company reports its property, plant and equipment at cost, less accumulated depreciation. Property, plant and equipment acquired under capital lease are stated at the present value of minimum lease payments. Cost includes the prices paid to acquire or construct the assets, interest capitalized during the construction period and any expenditure that substantially extends the useful life of an existing asset. The Company expenses repair and maintenance costs when they are incurred. A summary of interest costs incurred is as follows:

	Year ended December 31,
	2013	2014	2015
	$	$	$
Total interest incurred	48,444,855	42,068,402	66,004,092
Less: Interest capitalized	—	(7,182,011)	(13,752,373)

Interest expenses	48,444,855	34,886,391	52,251,719

The Company computes depreciation expense using the straight-line method over the estimated useful lives of the assets presented below.

Years
Buildings	10–25
Plant and machinery	5–10
Motor vehicles	3–5
Electronic equipment, furniture and fixtures	3–5
Solar energy projects	20-25

Property, plant and equipment acquired under capital lease are amortized in a manner consistent with the above depreciation policy for owned assets if the lease transfers ownership to the Company by the end of the lease term or contains a bargain purchase option.

Prepaid land use rights	(l) Prepaid land use rights The Company’s prepaid land use rights are reported at cost and are charged to expense on a straight-line basis over the 50-year period of the rights granted in the PRC.
Impairment of long-lived assets

(m)  Impairment of long-lived assets

The Company’s long-lived assets primarily include property, plant and equipment and prepaid land use rights. The Company evaluates the long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. These events include but are not limited to significant current period operating or cash flow losses associated with the use of a long-lived asset or group of assets combined with a history of such losses, significant changes in the manner of use of assets and significant negative industry or economic trends. If circumstances require a long-lived asset or asset group be tested for possible impairment, the Company first compares undiscounted cash flows expected to be generated by that asset or asset group to its carrying amount. If the carrying amount of the long-lived asset or asset group is not recoverable on an undiscounted cash flow basis, an impairment is recognized to the extent that the carrying amount exceeds its fair value. No impairments were recorded for long-lived assets held and used during the years ended December 31, 2013, 2014, and 2015.

Lease

(n)  Lease

Leases are classified at the inception date as either a capital lease or an operating lease. A lease is a capital lease if any of the following conditions exists: a) ownership is transferred to the lessee by the end of the lease term, b) there is a bargain purchase option, c) the lease term is at least 75% of the asset’s estimated remaining economic life, or d) the present value of the minimum lease payments at the beginning of the lease term is 90% or more of the fair value of the leased property to the lessor at the inception date. The Company records a capital lease as an asset and an obligation at an amount equal to the present value at the beginning of the lease term of minimum lease payments during the lease term. As of December 31, 2015, assets acquired under capital leases primarily represent machinery and equipment.

The Company leases office space, employee accommodation and vehicle that are classified as operating leases. Rental on operating leases is charged to expense on a straight-line basis over the lease term. Certain operating leases contain rent holidays and escalating rent. Rent holidays and escalating rent are considered in determining the straight-line rent expense to be recorded over the lease term.

Contingencies

(o)  Contingencies

Liabilities for loss contingencies arising from claims, assessments, litigation, fines, and penalties and other sources are recorded when it is probable that a liability has been incurred and the amount can be reasonably estimated. If a potential material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable and material, is disclosed. Legal costs incurred in connection with loss contingencies are expensed as incurred.

Income taxes

(p)  Income taxes

The Company accounts for income taxes using the asset and liability method whereby the Company calculates the deferred tax assets or liabilities at the balance sheet date using enacted tax laws and rates expected to apply in the periods in which the deferred tax assets or liabilities are expected to be realized or settled. The Company establishes valuation allowances to reduce deferred tax assets to the extent it is more likely than not that such deferred tax assets will not be realized. The Company does not provide deferred tax liabilities for investments in foreign subsidiaries to the extent such amounts relate to permanently reinvested earnings of such foreign subsidiaries.

Income tax expense includes (i) deferred tax expense, which generally represents the net change in the deferred tax assets and liabilities during the year plus any change in valuation allowances and (ii) current tax expense, which represents the amounts of tax currently payable to or receivable from the taxing authorities. The Company only recognizes tax benefits related to uncertain tax positions when such positions are more likely than not of being sustained upon examination. For such positions, the amount of tax benefit that the Company recognizes is the largest amount of tax benefit that is more than fifty percent likely of being sustained upon the ultimate settlement of such uncertain tax position. The Company records interest and penalties related to an uncertain tax position, if and when required, as part of income tax expense in the consolidated statements of operations.

Revenue recognition

(q)  Revenue recognition

Sales of solar modules

The Company recognizes revenue for product sales when persuasive evidence of an arrangement exists, delivery of the product has occurred and title and risk of loss has passed to the customer, the sales price is fixed or determinable and the collectability of the resulting receivable is reasonably assured. The Company’s sales agreements typically contain customary product warranties but normally do not contain post-shipment obligations nor return or credit provisions.

The Company recognizes sales of its solar modules based on the terms of the specific sales. Generally, it recognizes sales when the modules have been delivered to the customers’ designated point of shipment, which may include commercial docks or commercial shipping vessels. The Company normally provides credit terms to customers with good creditworthiness as determined by the Company’s credit assessment. For limited sales transactions with customers whose creditworthiness is doubtful, the Company requests cash payment before delivery and records such receipts as advances from customers. For customers to whom credit terms are extended, the Company only recognizes revenue when collectability is reasonably assured. The Company assesses collectability based on a number of factors, including past customer transaction history and customer credit analysis.

Sales of project assets

The Company recognizes the sale of project assets with the concurrent sale or lease of the underlying land use rights, whether explicit or implicit in the transaction, in accordance with ASC 360-20, Real Estate Sales. For these transactions, the Company has determined that the project asset sale represents the sale of real estate and is therefore subject to the revenue recognition guidance applicable to real estate. A project asset comprises of properties, physical fixtures, solar modules and other related integral equipment attached to the land that cannot be removed and used separately without incurring significant costs. Equipment is determined to be integral when the cost to remove the equipment from its existing location, ship and reinstall at a new site, including any diminution in fair value, exceeds ten percent of the fair value of the equipment at the time of original installation. Under real estate accounting, the Company recognizes revenue and profit using the full accrual method once the sale is consummated, the buyer’s initial and continuing investments are adequate to demonstrate its commitment to pay, the buyer’s receivable is not subject to any future subordination, and the Company has transferred the usual risk and rewards of ownership to the buyer. For the years ended December 31, 2013, and 2014, and 2015, revenues from the sale of project assets were $11,930,935, and $133,896,015, and $90,437,349, respectively. During the years presented, the Company did not have sales that qualified for use of the installment method nor entered into any sale transactions during the construction period of the project assets.

If the Company retains continuing involvement in the project asset and do not transfer substantially all of the risks and rewards of ownership to the buyer, the Company recognizes gross profit under a method determined by the nature and extent of the continuing involvement.  In certain arrangements, the Company provide the customers guarantees of system performance for a limited period of time and the exposure to loss is contractually limited based on the terms of the applicable agreement. In accordance with real estate sales accounting guidance, the gross profit recognized is reduced by the maximum exposure to loss until such time that the exposure no longer exists. As of December 31, 2015, deferred revenue related to the guarantee of system performance after the sale amounted to $4,582,640.

Electricity revenues

The Company derives electricity revenues from build-to-own project assets through the sale of energy to end customers or grid operators pursuant to terms set forth in power purchase agreements or other contractual arrangements (“PPAs”). The Company has determined that none of the PPAs contains a lease since (i) the purchaser does not have the rights to operate the project assets, (ii) the purchaser does not have the rights to control physical access to the project assets, and (iii) the price that the purchaser pays is at a fixed price per unit of output.  The period of the PPAs are generally between 3 to 20 years.

The Company recognizes electricity service revenues when a PPA exists, electricity has been generated and transmitted to the direct customer or grid operator, the price of electricity is fixed or determinable, and the collectability of the resulting receivable is reasonably assured. The price of electricity includes a portion that is subsidized by Chinese central or local government. The portion subsidized by the Chinese central or local government is recognized as part of electricity service revenue when all the conditions for receipts of the subsidy have been met and the above revenue recognition criteria for electricity service revenue have been met.  Electricity revenues for the years ended December 31, 2013,  2014,  and 2015 were $4,944,556,  $5,078,737, and $61,641,640, respectively.

EPC service

The Company uses the percentage-of-completion method to recognize revenues for which the Company provides EPC services, unless the Company cannot make reasonably dependable estimates of the costs to complete the contract, in which case the Company would use the completed contract method. The percentage-of-completion method is considered appropriate in circumstances in which reasonably dependable estimates can be made and in which all the following conditions exist: (i) contracts executed by the parties normally include provisions that clearly specify the enforceable rights regarding goods or services to be provided and received by the parties, the consideration to be exchanged, and the manner and terms of settlement; (ii) the buyer can be expected to satisfy all obligations under the contract; and (iii) the contractor can be expected to perform all contractual obligations. The Company uses the cost-to-cost method to measure the percentage of completion and recognize revenue based on the estimated progress to completion. The Company periodically revises its profit estimates based on changes in facts, and immediately recognizes any losses that are identified on contracts. Incurred costs include all direct material, labor, subcontractor cost, and other associated costs. The Company recognizes job material costs as incurred costs when the job materials have been permanently attached or fitted to the solar power projects as required by the engineering design. The construction periods normally extend beyond six months and less than one year. Revenues from EPC service for the years ended December 31, 2013,  2014,  and 2015 were nil, nil, and $16,270,723, respectively.

Shipping and handling costs

(r)  Shipping and handling costs

Costs to ship products to customers are included in selling expenses in the consolidated statement of operations. Amounts billed to customers, if any, to cover shipping and handling are reported in net sales. Cost to ship products to customers were $59,965,161, $64,913,374 and $94,894,378 for the years ended December 31, 2013, 2014 and 2015, respectively.

Research and development

(s)  Research and development

Research and development costs are incurred during the period the Company is developing new products or significantly improving existing products or technologies. Research and development costs consist primarily of compensation and related costs for personnel, material, supplies, equipment depreciation and laboratory testing costs. These costs are expensed as incurred.

Government grants

(t)   Government grants

The Company qualifies for grants from the PRC government for achieving certain research and development milestones. The Company records these grants as an offset to its research and development expenses in the periods in which the Company earns them. Grants that the Company receives prior to when the Company achieves the specified milestone are reported as a liability. Government grants related to assets are recorded as deferred liabilities and are recognized as an offset to depreciation expense on a straight-line basis over the useful life of the associated asset. The Company received government grants for assets of $2,817,719, $2,508,743 and $897,641 during the years ended December 31, 2013, 2014 and 2015, respectively, and recognized $320,682, $3,810,345 and $1,726,312 as an offset to depreciation expense for the years ended  December 31, 2013, 2014 and 2015, respectively. The Company records unrestricted cash government subsidies in other income in the consolidated statements of operations. Unrestricted cash government subsidies received were $5,380,114, $2,525,918 and $5,524,578 during the years ended December 31, 2013, 2014 and 2015, respectively.

Product warranties

(u)  Product warranties

Historically the Company provided a limited warranty to the original purchasers of its solar modules for two or five years, in relation to defects in materials and workmanship, and 25 years in relation to minimum power output. Since June 2011, the Company extended the warranty period in relation to defects in materials and workmanship from two or five years to ten years. Additionally, the Company has replaced its two-step performance warranty with a linear performance warranty that guarantees module power output will not decrease by more than approximately 0.7% per year after the initial year of service. The Company accrues warranty costs when revenue is recognized and recognizes such costs as a component of selling expense. Warranty costs primarily consist of replacement costs for parts and materials and labor costs for maintenance personnel. Due to its limited solar module manufacturing history, the Company does not have a significant history of warranty claims. Based on its best estimates of both future costs and the probability of incurring warranty claims, the Company accrues for product warranties at 1% of solar module sales. The Company derives its estimates from a number of factors, including (1) an analysis of actual historical costs incurred in connection with its warranty claims, (2) an assessment of competitors’ accrual and claim history and (3) results from academic research, including industry-standard accelerated testing, and other assumptions that the Company believes to be reasonable under the circumstances. The Company’s revision to its warranty policy in June 2011 did not have a material effect on its warranty accrual rate. The Company’s estimates of its warranty obligations are subjective. The Company regularly analyzes its claim history and the performance of its products compared to its competitors to determine whether the accrual is adequate. Should the Company begin to experience warranty claims different from its accrual rate, the Company will prospectively revise the warranty accrual rate.

Deferred debt issuance costs

(v)   Deferred debt issuance costs

Debt issuance costs are initially deferred and amortized to the income statement over the life of the related debt using either the effective interest method or the straight-line method if it approximates the effective interest method. Unamortized debt issuance costs are included in other current assets or other noncurrent assets based on expected dates of amortization.

Foreign currency translation and foreign currency risk

(w)   Foreign currency translation and foreign currency risk

The United States dollar (“US dollar”), the currency in which a substantial portion of the Company’s transactions are denominated, is used as the functional and reporting currency of the Company. Monetary assets and liabilities denominated in currencies other than the US dollar are translated into US dollar at the rates of exchange ruling at the balance sheet date. Transactions in currencies other than the US dollar during the year are converted into the US dollar at the applicable rates of exchange prevailing at the beginning of the month the transactions occurred. Transaction gains and losses are recognized in the consolidated statements of operations.

The financial records of the Company’s subsidiaries outside of the US are maintained in local currencies other than US dollar, such as RMB and Euro, which are also their functional currencies. Assets and liabilities are translated at the exchange rates at the balance sheet date, equity accounts are translated at historical exchange rates and revenues, expenses, gains and losses are translated using the average rate for the year. Translation adjustments are reported as cumulative translation adjustments and are shown as a separate component of accumulated other comprehensive income in the statement of comprehensive income.

The RMB is not a freely convertible currency. The PRC State Administration for Foreign Exchange, under the authority of the PRC government, controls the conversion of RMB to foreign currencies. The value of the RMB is subject to changes of central government policies and international economic and political developments affecting supply and demand in the China foreign exchange trading system market. The Company’s cash and restricted cash denominated in RMB amounted to $179,285,684 and $290,917,384 as of December 31, 2014 and 2015, respectively. As of December 31, 2015,  98% of the Company’s cash and restricted cash were held in major financial institutions located in PRC, European, USA and Asian Pacific financial institutions and amounted to $647,846,643 in total which were denominated in the following currencies:

	USD	RMB	EUR	GBP	JPY
	(million)	(million)	(million)	(million)	(million)
In PRC	232	1,888	1	—	365
In European Union	5	—	7	2	—
In USA	56	—	—	—	—
In Asian Pacific	36	—	—	—	1,439

Total in original currency	329	1,888	8	2	1,804

US$ equivalent	329	291	9	4	15

Concentrations of credit risk

(x)  Concentrations of credit risk

Financial instruments that potentially expose the Company to concentrations of credit risk consist principally of cash and cash equivalent, restricted cash, accounts receivable, advances to suppliers and foreign currency forward contracts. The Company’s investment policy requires cash and cash equivalents, restricted cash, and investments to be placed with high-quality financial institutions and to limit the amount of credit risk from any one issuer. Similarly, the Company enters into foreign currency forward contracts with high-quality financial institutions and limits the amount of credit exposure to any one counterparty. The foreign currency forward contracts are limited to a time period of less than 6 months. The Company regularly evaluates the credit standing of the financial institutions counterparty.

The Company has made advances to suppliers where the Company has committed to purchase minimum quantities under some of the supply agreements. The Company does not require collateral or other security against its advances to related or third party suppliers. As a result, the Company’s claims for such prepayments would rank only as an unsecured claim, which exposes the Company to the credit risks of the suppliers The Company performs ongoing credit evaluations and communication with these suppliers of their financial condition and capability for delivery of the goods.

The Company conducts credit evaluations on its customers prior to delivery of goods or services.  The assessment of customer creditworthiness is primarily based on historical collection records, validation of the project specifications with the customers and their financing banks, customer onsite visits by senior management and information provided by third party credit rating agency, such as Dun & Bradstreet, and the insurance company that ultimately insures the Company against customer credit default. Using this information, the Company evaluates the potential effect of a delay in financing on the customers’ liquidity and financial position, their ability to draw down financing as well as their ability and intention to pay should it not obtain the related financing. Based on this analysis, the Company determines what credit terms, if any, to offer to each customer individually. If the assessment indicates a likelihood of collection risk, the Company will not sell the products to the customer or require the customer to pay cash, post letters of credit to secure payment or to make significant down payments.

Share-based compensation

(y)  Share-based compensation

The Company’s share-based payment transactions with employees, such as restricted shares and share options, are measured based on the grant- date fair value of the equity instrument issued. The fair value of the award is recognized as compensation expense, net of estimated forfeitures, over the period during which an employee is required to provide service in exchange for the award, which is generally the vesting period.

Derivative financial instruments

(z)  Derivative financial instruments

The Company’s primary objective for holding derivative financial instruments is to manage currency risk. The Company records derivative instruments as assets or liabilities, measured at fair value. The recognition of gains or losses resulting from changes in fair values of derivative instruments is based on the designation of each derivative instrument and whether it qualifies for hedge accounting.

The Company entered into certain foreign currency forward contracts to protect against volatility of future cash flows caused by the changes in foreign exchange rates associated with outstanding accounts receivable. The foreign currency forward contracts did not qualify for hedge accounting and, as a result, the changes in fair value of the foreign currency forward contracts are recognized in the consolidated statements of operations. During the years ended December 31, 2013, 2014 and 2015, the Company recorded gain on foreign currency forward contracts of $2,180,418, $3,422,052 and $4,064,972 respectively, which has been recorded in “Derivative gain” in the consolidated statements of operations.

Earnings (loss) per share

(aa)  Earnings (loss) per share

Basic earnings (loss) per share is computed by dividing net income (loss) by the weighted average number of ordinary shares outstanding during the period. Diluted earnings (loss) per ordinary share reflects the potential dilution that could occur if securities or other contracts to issue ordinary shares were exercised or converted into ordinary shares. Ordinary share equivalents are excluded from the computation in loss periods as their effects would be anti-dilutive.

The following table sets forth the computation of the basic and diluted earnings (loss) from operations per share for the periods indicated:

	Year ended December 31,
	2013	2014	2015
	$	$	$
Net (loss) income attributable to Trina Solar Limited shareholders — basic	(72,025,935)	59,337,685	76,514,935
Interest expenses of convertible senior notes	—	4,167,495	14,488,012

Net (loss) income attributable to Trina Solar Limited shareholders — diluted	(72,025,935)	63,505,180	91,002,947

Weighted average number of ordinary shares outstanding — basic	3,553,552,756	3,881,503,977	4,226,950,678
Plus incremental weighted average number of ordinary shares from assumed exercise of stock options using the treasury stock method	—	43,275,906	29,788,689
Plus incremental weighted average number of ordinary shares from assumed vesting of restricted shares using the treasury stock method	—	15,974,916	26,634,410
Plus incremental weighted average number of ordinary shares from assumed conversion of convertible senior notes due June 2019 using the if-converted method (see Note 11)	—	333,940,033	603,146,853
Plus incremental weighted average number of ordinary shares from assumed conversion of convertible senior notes due October 2019 using the if-converted method (see Note 11)	—	—	391,422,737

Weighted average number of ordinary shares outstanding — diluted	3,553,552,756	4,274,694,832	5,277,943,367

(Loss) earnings per ordinary share from operations — basic	(0.02)	0.02	0.02

(Loss) earnings per ordinary share from operations — diluted	(0.02)	0.01	0.02

For the years ended December 31, 2013, 2014 and 2015, the following securities were excluded from the computation of diluted earnings (loss) per share as inclusion would have been anti-dilutive.

	Year ended December 31,
	2013	2014	2015
	$	$	$
Non-vested restricted shares	38,183,882	—	—
Share options	129,085,735	59,128,529	71,485,182
Convertible senior notes due October 2019 (see Note 11)	—	391,422,737	—

Total	167,269,617	450,551,266	71,485,182

Recently issued accounting pronouncements

(ab)   Recently issued accounting pronouncements

In May 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2014-09, Revenue from Contracts with Customers (“ASU 2014-09”). This ASU requires companies to recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which companies expect to be entitled in exchange for those goods or services. This ASU will replace most existing revenue recognition guidance in GAAP when it becomes effective. This ASU was originally effective for fiscal years and interim periods beginning after December 15, 2016. In August 2015, the FASB issued ASU 2015-14, Revenue from Contracts with Customers (“ASU 2015-14”), which amends ASU 2014-09 and defers its effective date to fiscal years and interim reporting periods beginning after December 15, 2017. ASU 2015-14 permits earlier application only as of annual reporting periods beginning after December 15, 2016, including interim reporting periods within that reporting period. The Company is currently evaluating the impact of this standard on its consolidated financial statements.

In August 2014, the FASB issued ASU 2014-15, Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern (“ASU 2014-15”), to provide guidance on management’s responsibility in evaluating whether there is substantial doubt about a company’s ability to continue as a going concern and to provide related footnote disclosures. ASU 2014-15 is effective for annual periods ending after December 15, 2016, and interim periods within annual periods beginning after December 15, 2016, with early adoption permitted. The Company is currently evaluating the impact of this standard on its consolidated financial statements.

In January 2015, the FASB issued ASU No. 2015-01, Income Statement —Extraordinary and Unusual Items (Subtopic 225-20), which eliminates the concept of reporting for extraordinary items. ASU No. 2015-01 is effective for fiscal year ending December 31, 2016 and for interim periods thereafter.

In April 2015, the FASB issued ASU 2015-03, Interest — Imputation of Interest (“ASU 2015-03”), to simplify the presentation of debt issuance costs. The ASU requires debt issuance costs to be presented in the balance sheet as a direct deduction from the carrying amount of the debt liability, consistent with debt discounts or premiums. The recognition and measurement guidance for debt issuance costs is not affected by this ASU. This ASU is effective for financial statements issued for fiscal years beginning after December 15, 2015, and interim periods within fiscal years beginning after December 15, 2016, with early adoption permitted. The impact upon adoption would be presenting the debt issuance costs amounting to $9,148,909 as of December 31, 2015 as a deduction to the carrying amount of the debt.

In November 2015, the FASB issued ASU 2015-17, Balance Sheet Classification of Deferred Taxes (“ASU 2015-17”), to simplify the presentation of deferred income taxes by eliminating the requirement to separate deferred tax assets and liabilities into current and noncurrent amounts. ASU 2015-17 requires that all deferred tax assets and liabilities, along with any related valuation allowance, be classified as noncurrent and is effective for financial statements issued for fiscal years beginning after December 15, 2016, and interim periods within those fiscal years. Earlier application is permitted as of the beginning of an interim or annual reporting period. The Company is currently evaluating the impact of this standard on its consolidated financial statements.

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842) (“ASU 2016-02”). Under the new guidance, lessees will be required to recognize the following for all leases (with the exception of short-term leases) at the commencement date: (1) a lease liability, which is a lessee’s obligation to make lease payments arising from a lease, measured on a discounted basis; and (2) a right-of-use asset, which is an asset that represents the lessee’s right to use, or control the use of, a specified asset for the lease term. Under the new guidance, lessor accounting is largely unchanged. Certain targeted improvements were made to align, where necessary, lessor accounting with the lessee accounting model and Topic 606, Revenue from Contracts with Customers. The new lease guidance simplified the accounting for sale and leaseback transactions primarily because lessees must recognize lease assets and lease liabilities. Lessees (for capital and operating leases) and lessors (for sales-type, direct financing, and operating leases) must apply a modified retrospective transition approach for leases existing at, or entered into after, the beginning of the earliest comparative period presented in the financial statements. The modified retrospective approach would not require any transition accounting for leases that expired before the earliest comparative period presented. Lessees and lessors may not apply a full retrospective transition approach. ASU 2016-02 is effective for public companies for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years, with early adoption permitted. The Company is currently evaluating the impact of this standard on its consolidated financial statements.